               CONTRATO DE PRESTAMO ACCESORIO CON
             GARANTIA DE PRENDA SIN DESAPODERAMIENTO

ENTRE:

BANCO NACIONAL DE CREDITO, S. A., sociedad bancaria, organizada y existente de conformidad con las Leyes de la Republica Dominicana, con su domicilio social y principal establecimiento ubicado en la esquina de las avenidas John
F. Kennedy y Tiradentes de esta ciudad de Santo Domingo, debidamente representada por los senores Wilfrido Flores y Rosangela Pellerano, dominicanos, mayores de edad, casados, ejecutivos bancarios, portadores de las cedulas de identidad personal y electoral Nos. 001-0172017-5 y 001-0170307-2, domiciliados y residentes en esta ciudad de Santo Domingo, quienes actuan en sus calidades de Vicepresidente de Administracion de Riegos y Legal y Vicepresidente de Banca Corporativa; Institucion que en lo adelante se denominara "EL BANCO".

PRICESMART DOMINICANA, S. A., compania organizada y existente de conformidad con las leyes de la Republica Dominicana, con su domicilio social y principal establecimiento sito en la Avenida San Martin No. 253, Edificio Santanita I, Suite 403 de esta ciudad de Santo Domingo; debidamente representada por Alberto Bonetti, dominicano, mayor de edad, casado, empresario, portador de la cedula No. 001-0102205-1, domiciliado y residente en la casa No. 33 de la calle Porfirio Herrera del Ensanche Plantini de esta ciudad, y Eric Torres de nacionalidad norteamericana, mayor de edad, portador del Pasaporte de los Estados Unidos de Norteamerica No. 093904746, domiciliado en la avenida Charles Summer No. 54 de esta ciudad de Santo Domingo; quienes actuan en virtud de la resolucion del Consejo de Administracion de fecha 14 del mes de febrero del ano 2000; quienes actuan en virtud de la resolucion del Consejo de Administracion de fecha 14 del mes de febrero del ano 2000; E INMOBILIARIA PRICESMART, S. A., sociedad existente acorde con las leyes de la Republica Dominicana con su domicilio social y principal establecimiento ubicado en la Avenida San Martin No. 253, Edificio Santanita I, Suite No. 403 de esta ciudad de Santo Domingo; debidamente representada a los fines del presente acto por Alberto Bonetti, dominicano, mayor de edad, casado, empresario, portador de la cedula No. 001-0102205-1, domiciliado y residente en la casa No. 33 de la calle Porfirio Herrera del Ensanche Piantini de esta ciudad; y Eric Torres de nacionalidad norteamericana, mayor de edad, portador del Pasaporte de los Estados Unidos de Norteamerica No. 093904746, domiciliado en la avenida Charles Summer No. 54 de esta ciudad de Santo Domingo; quienes actuan en virtud de la resolucion del Consejo de Administracion de fecha 14 del mes de febrero del ano 2000; entidades de comercio que se denominaran "LOS DEUDORES", o por sus propios nombres indistintamente.

PSMT CARIBE, INC., entidad de comercio organizada acorde con las leyes de las Islas Virgenes Britanicas, con su domicilio social ubicado en las oficinas de Ernst & Young Trust Corporation (BVI) Limited, P.O. Box 3340, Road Town, Tortola Islas Virgenes Britanicas; y accidentalmente en la edificacion ubicada en el No. 10 de la Avenida John F. Kennedy de esta ciudad de Santo Domingo; debidamente representada a los fines del presente acto por Jesus Ernesto Grijalva Garcia, de nacionalidad estadounidense, mayor de edad, casado, portador del pasaporte No. 037002689, domiciliado y residente en el No. 4649 Morena Blvd., San Diego, California, y accidentalmente en esta ciudad de Santo Domingo; quien actua en virtud del Poder del Presidente de la PSMT CARIBE, INC. de fecha 15 del mes de febrero del ano 2000, legalizada la firma por la Notario Publico Evelisse Hernandez, y debidamente legalizado por el Consulado Dominicano en la ciudad de San Francisco California; PRICESMART, INC, entidad de comercio organizada acorde con las leyes de entidad de comercio organizada acorde con las leyes de Estado de Delaware, con su domicilio social ubicado en el No. 4649 Morena Blvd, San Diego, California; y quien ha hecho eleccion de domicilio para fines del presente contrato en el Edificio marcado No. 10 de la Avenida John F. Kennedy de esta ciudad de Santo Domingo; debidamente representada a los fines del presente acto por Gilbert Anthony Partida, de nacionalidad norteamericana, casado, empresario, portador del Pasaporte No. 155092042, domiciliado y residente accidentalmente en esta ciudad de Santo Domingo, quien actua la seccion No. 5 de los Estatutos Sociales; PSC, S. A., entidad de comercio organizada y existente acorde con las leyes de Panama, con su domicilio social y principal establecimiento ubicado en la ciudad de Panama y accidentalmente en la edificacion ubicada en la Avenida John F. Kennedy de esta ciudad de Santo Domingo, debidamente representada a los fines del presente acto por Alberto Bonetti Brea, dominicano, mayor de edad, casado, empresario, portador de la cedula No. 001-0102205-1, domiciliado y residente en la casa No. 33 de la calle Porfirio Herrera del Ensanche Piantini de esta ciudad; quien actua en virtud de resolucion de la Junta de Directores de fecha 9 del mes de diciembre del ano 1999; entidades que de manera conjunta se denominaran LAS FIADORAS SOLIDARIAS E INDIVISIBLES

POR CUANTO: En fecha 22 del mes de febrero del ano 2000, "LOS DEUDORES" Y LAS FIADORAS SOLIDARIAS E INDIVISIBLES suscribieron con "EL BANCO" un Contrato Prestamo en Dolares con Garantia Hipotecaria por la suma de CUATRO MILLONES CIENTO CINCUENTA Y TRES MIL DOLARES DE LOS ESTADOS UNIDOS CON 00/100 (US$4,153,000.00), para financiar construccion ya terminada de un almacen de PriceSmart Dominicana, S. A., localizado en la ciudad de Santiago, Republica Dominicana

POR CUANTO: Para garantia y seguridad del pago de las sumas adeudadas en virtud del contrato de prestamo antes senalado fueron consentidas garantias hipotecarias y solidarias, como se discriben a continuacion: (1) hipoteca en primer rango sobre el inmueble que se describe a continuacion:

UNA PORCION DE DIECISIETE MIL QUINIENTOS METROS CUADRADOS (17,500 MTS2) LOCALIZADOS DENTRO DEL AMBITO DE LA PARCELA NO. 7-C-8-I DEL DISTRITO CATASTRAL NO. 8 DEL MUNICIPIO DE SANTIAGO, SECCION J DE RINCON LARGO, PROVINCIA DE SANTIAGO CON LOS SIGUIENTES LINDEROS: AL NORTE, AVENIDA ESTRELLA SADHALA Y PARCELA NO. 7-C-8-I (RESTO); AL ESTE LA AVENIDA ESTRELLA SADHALA; AL SUR LA PARCELA NO. 7-C-8-I (RESTO) Y ARROYO GURABO; Y AL OESTE LA PARCELA NO. 7-C-8-I (RESTO). AMPARADA LA PROPIEDAD DE DICHA PORCION EN EL CERTIFICADO DE TITULO NO. _______________, EXPEDIDO POR EL REGISTRADOR DE

TITULOS DEL DEPARTAMENTO DE SANTIAGO, A FAVOR DE INMOBILLARIA PRICESMART, S. A..

y ( b ) garantia solidaria de las entidades de comercio PSMT CARIBE, INC; PRICESMART, INC Y PSC, S.A., cuyas generales figuran descritas en la primer pagina del presente acto, se convierte, en fiadores solidarlos e indivisibles de todas y cada una de las obligaciones contraidas por LOS DEUDORES, en la siguiente proporcion: ( 1 ) PSMT CARIBE, INC. por el cien por ciento (100%) del monto del prestamo mas los intereses; ( 2 ) PRICESMART, INC., hasta el sesenta por ciento (60%) del monto del prestamo mas los intereses y ( 3 )
PSC, S. A. hasta el cuarenta por ciento (40%) del monto del prestamo mas los intereses. Asimismo, se acuerda que dichos garantes no podran oponerle a EL BANCO el beneficio de excusion que se refiere el articulo No.2021 y siguientes del Codigo Civil vigente.

POR CUANTO: Accesoriamente a la garantia hipotecaria en PRIMER RANGO concentida por "LOS DEUDORES", asi como la garantia solidaria, en virtud del contrato antes senalado, "LOS DEUDORES" consienten de manera accesoria una Prenda Sin Desapoderamiento, sobre bienes de su propiedad, con un valor estimado de tasacion de TREINTA Y CUATRO MILLONES CIENTO NOVENTA Y NUEVE MIL TRESCIENTOS CON 00/100 (RD$34,199,300.00) a fin de garantizar las sumas dadas en prestamo.

POR TANTO, los anteriores POR CUANTOS forman parte integral del presente contrato las partes,

                      HAN CONVENIO Y PACTADO LO SIGUIENTE:

ARTICULO PRIMERO: MONTO. Queda entendido que para mayor seguridad y garantia del pago de la suma de CUATRO MILLONES CIENTO CINCUENTA Y TRES MIL DOLARES DE LOS ESTADOS UNIDOS DE NORTEAMERICA CON 00/100 (US$4,153,000.00) prestada por EL BANCO a EL DEUDOR, en virtud del contrato de prestamo con garantia hipotecaria fechado 22 del mes de febrero del ano 2000, LOS DEUDORES consienten una garantia de prenda sin desapoderamiento sobre los bienes muebles con un valor estimado de tasacion de TREINTA Y CUATRO MILLONES CIENTO NOVENTA Y NUEVE MIL TRESCIENTOS CON 00/100 (RD$34,199,300.00) y que se describen en lo adelante en este mismo contrato.

PARRAFO: CONDICIONES ESPECIALES. Queda expresamente convenido entre las partes que todo lo relativo a la forma de pago, recobro, tasa de interes, comisiones, condiciones y terminos contenidos en el contrato de prestamo con garantia hipotecaria celebrado entre LOS DEUDORES y EL BANCO en fecha 22 del mes de febrero del ano 2000, y por un monto de CUATRO MILLONES CIENTO CINCUENTA Y TRES MIL PESOS CON 00/100 (US$4,153,000.00), seran los mismos que reglamenten el presente contrato. Asimismo, las partes acuerdan que cualquier falta de las previstas en el contrato principal que cometa LOS DEUDORES frente a EL BANCO haciendolo exigible, y por ende ejecutable la garantia hipotecaria a esta ultima parte otorgada, hara que la prenda por este contrato consentida pueda ser ejecutada, a opcion de EL BANCO.

ARTICULO SEGUNDO: VIGENCIA DE LA PRENDA. La prenda consentida sobre los bienes mencionados en este mismo contrato estar vigente con toda su fuerza y alcance hasta el dia en que se produzca el pago total y difinitivo del prestamo otorgado en capital e intereses en virtud del contrato de fecha 22 del mes de febrero del ano 2000, celebrado entre las mismas partes y del cual este contrato es accesorio; en el entendido de que las obligaciones contraidas por EL DEUDOR frente a EL BANCO tendran como vencimiento los plazos convenidos en los efectos y/o documentos comprobantes de los desembolsos del contrato de fecha 22 del mes de febrero del ano 2000, anteriormente senalado, reservandose EL BANCO la facultad de renovar a su discrecion los referidos efectos y/o documentos, en cuyo caso la prenda anteriormente mencionada continuar en vigor sin restriccion de ninguna especie, en cuyo caso, la falta de pago por parte de LOS DEUDORES de esos efectos y/o documentos sus vencimientos respectivos Implica de pieno derecho, la perdida del beneficio del termino que se establece en este contrato, y la exigencia de todas las obligaciones no vencidas que haya contraido LOS DEUDORES con EL BANCO y en consecuencia, la prenda consentida podra ser ejecutada de conformidad con la ley, sin tener que esperar el vencimiento del termino.

ARTICULO TERCERO: GARANTIA PRENDARIA: Para mayor seguridad y garantia del pago de las sumas adeudadas en virtud del Contrato de Prestamo con Garantia Hipotecaria de fecha 22 del mes de febrero del ano 2000; "LOS DEUDORES" consiente en gravar con una prenda sin desapoderamiento al amparo de la Ley 6186 de fecha 12 de febrero de 1963 y sus modificaciones, sobre los bienes que se describen a cotinuacion:

( a ) EQUIPOS Y MATERIALES DE ALMACEN

DESCRIPCION                                          VALOR TASADO EN RD$
Dos Niveles de embarcaderos
"Yale" Mod.CM6 5W-8L (30,000Lbs)                          123,300.00

Cinco Sistemas Neumaticos "Airlink"
Para depositar dinero por tuberias                        125,600.00

Gabinetes estantes para Joyeria, Mem
Bresia, Fotografia, Materiales cobrables
Y Casa de Cambio                                          303,200.00

Maquina de envolver plastico transparente
Belco Mod. STC2016                                        167,000.00

Diez (10) carretillas elevadoras manuales
Big Joe, Mod L50 Fourway                                  104,600.00

Dos plataformas "Deka", para baterias y
Cargadores de baterias, Mod.  RBS 18-25                    33,100.00

Seis Batrias "Deka", Mod. 18-P137-15 y
Treas cargadores de bateria Deka, Mod.
880C3-18/950, para montacargas                            610,100.00

Carro para trasnportar "Deka" Mod.,
TC-24-PP motorizada por cinta                              106,000.00

Tres Montacargas "Yale" Mod. ESC30ZA                     1,132,800.00

Compactador "Galbreath" Mod. 30/60
HD2200 para cajas de carton                                169,700.00

Estantes para paletas de madera                          2,458,900.00

Canastos, anaqueles para ropa
Anaqueles y badejas para pan                               350,000.00

Diez y Seis Muebles "Kilson", Mod
Kcu3500-PGT                                                442,600.00

Sistema de alarma                                          361,600.00

Sistema telefonico                                         298,300.00

Limpiadora a vapor "Yale"
Mod. 680                                                    54,200.00

Cuatro corrales para carritos de mercancia
"Rehrig", Mod 4300-15 y 400 carritos "Rehrig"
Mod 1200-50                                                761,600.00

Caja fuerte "Safe & Vault", Mod SVM 6030 PCD                73,900.00

Limpiador de piso "Marco", Mod. 29                         144,800.00

Seis postes divisorios "Lavi" Mod. 30000LT,
Vallas, senales y otros miscelaneos                        556,000.00


SERVICIO DE COMIDA
------------------

Estanterias "Amco", para los freezers Mod.
CC183E-SBP y para almacenaje en seco Mod
CC184Z-SBP                                                  36,300.00

                                                                             7

Refrigerador "Continental" para pizza                       51,700.00

Prensa para la masa de la pizza
"Proprocess", Mod DP-1100                                   55,800.00

Exhibidor de pizza "Universal",
Mod. P/C-5SLS-30                                            48,900.00

Cuatro mesas de acero inoxidables (SS)
Para manejo de alimentos                                    26,500.00

Horno doble de gas "Middleby", para
Pizza, Mod. PS2220FS-D-G                                   374,800.00

Extractor de humo en SS con su ventilador
"Larkin"                                                    52,000.00

Freezer de una seccion "Continental" Mod 1F                 36,200.00

Dos fregaderos en SS para las manos y
Para los utensilios                                         54,700.00

Tres carros para la masa de pizza                           48,100.00

Cocinador de Hot-Dog "Craig", Mod
RB-78-33SC                                                 130,000.00

Mueble mostrador en SS "Universal"
Mod. P-S-Custom de 149" de largo                            80,500.00

Exhibidor de churros "Star", Mod HFD-3                      22,100.00

Mueble dispensador de bebidas SS
"Universal", Mod. P/C-BC-76 (44" x 71")                     43,900.00

Dispensador de hielo y soda "Booth-Crystal"
Mod. 220205061BC-50                                         66,500.00

Maquina de hielo "Cristal Tips"

                                                                             8

MOD 802CAS251-30                                            60,000.00

Mueble en SS para condimentar "Universal"
Mod. P/C-CC-9624-2(a) (24" x 96")                           59,100.00

Anaqueles y estantes                                        69,600.00

Miscelaneos "New Asia"                                      50,700.00

Filtro de Agua para los dispensadores
"Cuno" Mod. 4S                                              14,500.00

Mesas y sillas "Plymold-seating", 24" x 44"                295,100.00

Letreros de Menu, PriceSmart, etc                          147,600.00

Sistema de tratamiento de agua "Nimbus"
Mod. 2000                                                   92,100.00


POLLO ROSTIZADO
---------------

Dos hornos para pollos Mod. MSR-2                          409,900.00

Gabinete para mantener el pollo
Mod. HC-72/13                                               65,900.00

Unidad de autoservicio, Mod. SSW-4                         116,300.00

Mesa en SS 30" x 40", fregadero en SS,
Estante, etc                                                32,200.00


PANADERIA
---------

Dos hornos "Baxter"                                        206,400.00

Mezcladores de harina de 30 Cuartos                         53,900.00

Envolvedora al vacio "Minipack" Mod
"Sintesis 760"                                              80,000.00

Estantes, caserolas para muffins, mesa
en SS (30" x 60"), refrigerador, etc                       103,700.00


CARNICERIA
----------

oledora de carne "Hollymatic", Mod. 175                    131,700.00

Sierra para carne "Hollymatic" Mod. Hi Yield 16             86,300.00

Bulker "Hollymatic" Mod. 120                                57,700.00

Peso con su printer "Berkel", Mod. CX20ET                   73,600.00

Envolvedora de plastico "Berkel", Mod. HWS-1                26,600.00

Masa de trabajo en SS 30" x 60"                             15,300.00

Carritos, estantes, bandejas, cuchilios, etc.               30,200.00

Dos fregaderos en SS                                        16,400.00

Dos mesas en SS con gabinetes de pared                      29,100.00


DELICATESEN
-----------

Maquina rebanadora "Berkel", Mod. 834EPB                   240,800.00

Maquina de vacio "Berkel", Mod. 350                         80,400.00

Peso con su printer "Berkel", Mod. CX20ET                   53,900.00

Masa de trabajo en SS 30" x 60"                             15,300.00


PRODUCTOS AGRICOLAS
-------------------

Dos pesos con su printer "Berkel", Mod. CX20ET             107,800.00

                                                                            10

Veinte cajones de madera                                   126,600.00


DEPARTAMENTO DE FOTOGRAFIA
--------------------------

Equipo de revelado en minutos "Noritsu", Mod.
QSS-1701MCC S/W QSF-V50                                  1,817,000.00


CENTRO DE GOMAS
---------------

Maquina para balancear gomas "Coats" Mod. 1050              93,200.00

Maquina para cambiar gomas "Coats" Mod. 5060A               73,600.00

Maquina para cambiar gomas "Coats" Mod. 4050A               47,500.00

Compresor de aire "Ingersoll-Rand", Mod.
2475N5, de 5HP, Se. N*30T 917741                            27,400.00

Dos gatos hidraulicos "Acanus Lift"                        120,100.00

Herramientas y accesorios para el centro
de gomas                                                   131,700.00


EQUIPO DE REFRIGERACION
-----------------------

Incluye equipos, estantes, anaqueles, materiales
de instalacion, puertas de los freezers y puertas
exhibidoras de vidrio, material impermeabilizante
Y la mano de obra de la instalacion                     12,002,900.00


EQUIPOS Y PROGRAMAS DE COMPUTADORAS
-----------------------------------
                                                         7,211,900.00


MUEBLES Y EQUIPOS DE OFICINA
----------------------------                               217,000.00


TOTAL MAQUINARIAS Y EQUIPOS:                         RD$34,199,300.00

Los bienes descritos anteriormente se encuentran en poder de "LOS DEUDORES" y los mismos poseen un valor total de tasacion de TREINTA Y CUATRO MILLONES CIENTO NOVENTA Y NUEVE MIL TRESCIENTOS PESOS CON 00/100 (RD$34,199,300.00); "LOS DEUDORES" declaran bajo la fe de juramento que son propietarios de los bienes descritos anteriormente. De igual manera queda expresamente establecido que dichos bienes estan ubicados en la avenida Estrella Sahdala No. 22, Zona Universitaria de la ciudad de Santiago, Republica Dominicana.

PARRAFO I: Se conviene expresamente entre las partes que los bienes dados en prenda permaneceran en el mismo lugar ya indicado y no podran ser trasladados sin el previo consentimiento escrito de "EL BANCO", salvo caso de fuerza mayor para su preservacion, en cuyo caso "LOS DEUDORES" deberan avisar por escrito a "EL BANCO" dentro de las proximas cuarentiocho (48) horas sobre cualquier tipo de disminucion, perdida o cualquier otra variacion que se produzca de los bienes dados en prenda en virtud de este contrato. Quedando expresamente acordado que en tales supuestos "LOS DEUDORES" se comprometen a producir una subrogacion real que sustituya plenamente la garantia disminuida.

Queda entendido, que las disposiciones de este articulo no implica en modo alguno autorizacion de "EL BANCO" a "LOS DEUDORES" para que sin su consentimiento puedan disponer de los bienes dados en prenda, pues esta facultad se estipula, no en su beneficio, sino en proteccion de los intereses de "EL BANCO".

PARRAFO II: "LOS DEUDORES" declaran, bajo la fe del juramento que los bienes dados en prenda en este contrato son de su propiedad exclusiva e individual y que sobre ellos no pesa ningun gravamen legal, convencional o judicial y que los valores y demas menciones en relacion con los mismos, son absolutamente correctos.

ARTICULO CUARTO: LITIGIOS. LOS DEUDORES por medio del presente documento declaran bajo la fe del juramento que sobre la garantia senalada anteriormente no existe pendiente o, a su mejor conocimiento, que no hay ninguna sentencia, accion, demanda (civil, comercial, penal, de tierras, etc...), litigio o procedimiento existente o potencial por ante ningun tribunal, autoridad gubernamental o regulatoria, agencia, comision, junta de arbitraje, o cualquier otro organismo sin importar su denominacion.

ARTICULO QUINTO: VENCIMIENTO DE LA PRENDA: Queda expresamente convenido en caso de transcurrido el plazo previsto en el Articulo 214 de la referida Ley 6186 del 1963, a discrecion, derecho y voluntad exclusiva de "EL BANCO" se operara una prorroga inmediata y automatica de la prenda prevista en este contrato por el espacio de tiempo que "EL BANCO" soberanamente juzgue conveniente y sin que el uso de esta facultad por parte de "EL BANCO: pueda ser en ningun momento, considerado como una renuncia a sus derechos o como una prerrogativa adquirida en beneficio de "LOS DEUDORES".

ARTICULO SEXTO: EJECUCION DE LA GARANTIA: Queda expresamente convenido por las partes que, en caso de ser necesaria la ejecucion de la garantia prevista en este contrato, "EL BANCO" utilzara las vias de ejecucion que le otorga la Ley 6186 de 1963.

PARRAFO I: Queda convenido entre las partes que, para el caso de que una ley posterior a la fecha de este contrato fuere aprobada y puesta en vigor por las autoridades competentes, la cual permita una ejecucion mas rapida y expedita de las garantias previstas en el presente contrato, "EL BANCO" estara autorizado y facultado por "LOS DEUDORES" a utilizar esas nuevas vias de ejecucion; sin que ello implique en modo alguno restriccion para "EL BANCO", el cual seguira siendo libre para utilizar, a su discrecion, las vias de ejecucion actualmente vigentes o las que en el futuro sean creadas.

PARRAFO II: GASTOS LEGALES: Queda convenido que todos los gastos legales, inscripciones, certificaciones e impuestos que fuere necesario pagar para la formalizacion y ejecucion de este contrato correran por cuenta de "LOS DEUDORES".

ARTICULO SEPTIMO: SUPERVISIONES. Los funcionarios y tecnicos de "EL BANCO" podran realizar supervisiones cuantas veces lo crean necesarios, para vigilar la garantia que ampara el emprestito durante todo el tiempo que dure la vigencia del credito, conviniendo "LOS DEUDORES" en facilitar las labores de inspeccion y revision, suministrando los datos, informaciones, documentos, registros y todo cuando le sea requerido por los mencionados funcionarios y tecnicos, para los fines que senala este acapite.

ARTICULO OCTAVO: COMPROBANTE DE LA DUEDA, Queda expresamente establecido entre las partes que los desembolsos que "EL BANCO" haga en favor de "LOS DEUDORES" en virtud del presente contrato, seran comprobados mediante recibos, por la emision de pagares o cualquier otro efecto de comercio que "EL BANCO" considere conveniente sin que se produzca la novacion de este contrato por la emision de tales documentos.

ARTICULO NOVENO. LUGAR DE PAGO: Todos los desembolsos realizados por "EL BANCO", como los pagos hechos por "LOS DEUDORES" deberan ser hechos en el domicilio de "EL BANCO". En lo que se refiere a los pagos de intereses, comisiones y capital, los mismos deberan hacerse con toda puntualidad y sin necesidad de cobranzas, puesta en mora, ni ninguna otra formalidad judicial y/o extrajudicial.

ARTICULO DECIMO: DERECHOS DE "EL BANCO". La falta o retraso por parte de "EL BANCO" de exigir or ejecutar cualquiera de sus derechos bajo este contrato, no significara la perdida ni el derecho de los acuerdos exigibles bajo el mismo, cualquier cambio a este acuerdo, debera ser hecho por escrito y en base a un acuerdo de ambas partes.

ARTICULO DECIMO PRIMERO: ENDOSO DE POLIZA. "LOS DEUDORES" se obligan a mantener las polizas de seguros que le fueron requeridas con inclusion de los riesgos que "EL BANCO" juzgue necesarias dentro de las referidas polizas. Dichas polizas seran contratadas con entidades aseguradoras aceptables para "EL BANCO" y deberan ser endosadas a favor de este ultimo, hasta el limite de sus intereses. Asimismo, "LOS DEUDORES" autorizan formalmente por medio del presente contrato a "EL BANCO" para que proceda a renovar el o las polizas de seguros ya mencionadas para el caso en que dichas polizas sean reducidas en sus montos y/o coberturas cuantitativas o cualitativas. En tales casos, "EL

BANCO" cobrara un doce (12%) de interes anual sobre las sumas pagadas a tales fines, calculado desde la fecha de pago hecho por "EL BANCO" hasta la fecha en que se produzca el reembolso por parte de "LOS DEUDORES".

PARRAFO: Sin perjuicio de los convenido en la parte capital del presente articulo, "LOS DEUDORES" se comprometen especialmente a suscribir y mantener una poliza de seguro de incendio y lineas aliadas por el plazo de vigencia del prestamo, endosada a favor de "EL BANCO" por un monto de TREINTA Y CUATRO MILLONES CIENTO NOVENTA Y NUEVE MIL PESOS CON 00/100 (RD$34,199,000.00).

ARTICULO DECIMO SEGUNDO: TRASPASO DEL CONTRATO. "EL BANCO" se reserva el derecho de traspasar con o sin recursos como garante parcial o totalmente, el prestamo aqui otorgado para fines de refinanciamiento propio; en cuyo caso, los acuerdos aqui tomados son traspasables por parte de "LOS DEUDORES" al nuevo acreedor.

ARTICULO DECIMO TERCERO: ELECCION DE DOMICILIO. Las partes eligen domicilio para todos los fines y consecuencias de ejecucion de este contrato, en sus respectivos domicilios indicados en la pagina primera del presente contrato.

HECHO Y FIRMADO en diez (10) originales, de un mismo tenor y efecto, en la ciudad de Santo Domingo, Distrito Nacional, Capital de la Republica Dominicana, a los veintidos (22) dias del mes de febrero (2000).

                                 POR "EL BANCO"

                               /s/ Wilfrido Flores
                       -----------------------------------
                                 WILFRIDO FLORES

                             /s/ Rosangela Pellerano       [SEAL]
                       -----------------------------------
                               ROSANGELA PELLERANO

                               POR "LOS DEUDORES"
                          PRICESMART DOMINICANA, S.A.

                                                                         [STAMP]

                                /s/ Eric Torres
                       ---------------------------------
                                  ERIC TORRES

                              /s/ Alberto Bonetti
                       ---------------------------------
                                ALBERTO BONETTI


                          INMOBILIARIA PRICESMART, S.A.


                                /s/ Eric Torres
                       ---------------------------------
                                  ERIC TORRES

                                                   INMOBILIARIA PRICESMART, S.A.
                                                        SANTO DOMINGO, R.D.

                              /s/ Alberto Bonetti
                       ---------------------------------
                                ALBERTO BONETTI

                  POR LAS FIADORAS SOLIDARIAS E INDIVISIBLES:

                               "PSMT CARIBE, INC"


                       /s/ Jesus Ernesto Grijalva Garcia
                       ---------------------------------
                         JESUS ERNESTO GRIJALVA GARCIA


                                PRICESMART, INC


                          /s/ Gilbert Anthony Partida
                       ---------------------------------
                            GILBERT ANTHONY PARTIDA

                                   PSC, S.A

                                    [STAMP]

                              /s/ Alberto Bonetti
                       ----------------------------------
                                ALBERTO BONETTI

Yo, ____________________________ Abogado Notario Publico de los del Numero del Distrito Nacional, CERTIFICO Y DOY FE que por ante mi han comparecido los senores WILFRIDO FLORES, ROSANGELA PELLERANO, ERIC TORRES, ALBERTO BONETTI, GILBERT A. PARTIDA y JESUS ERNESTO GRIJALVA GARCIA, de generales que constan precedentemente y me han declarado bajo la fe del juramento que esas son las firmas que acostumbran a usar en todos los actos de sus vidas publica y privada, por lo que se le debe dar entera credibilidad. En la ciudad de Santo Domingo, Distrito Nacional, Capital de la Republica Dominicana, a los veintidos (22) dias del mes de febrero del ano dos mil (2000).

                                NOTARIO PUBLICO

                  CONTRATO DE PRESTAMO EN DOLARES CON GARANTIA
                                  HIPOTECARIA

ENTRE:

BANCO NACIONAL DE CREDITO, S. A., sociedad bancaria, organizada y existente de conformidad con las Leyes de la Republica Dominicana, con su domicilio social y principal establecimiento ubicado en la esquina de las avenidas John F. Kennedy y Tiradentes de esta ciudad de Santo Domingo, debidamente representada por los senores Wilfrido Flores y Roseangela Pellerano, dominicanos, mayores de edad, casados, ejecutivos bancarios, portadores de las cedulas de identidad personal y electoral Nos. 001-0172017-5 y 001-0170307-2, domiciliados y residentes en esta ciudad de Santo Domingo, quienes actuan en sus calidades de Vicepresidente de Administracion de Riesgos y Legal y Vicepresidente de Banca Corporativa; institucion que en lo adelante se denominara "EL BANCO".

PRICESMART DOMINICANA, S. A., compania organizada y existente de conformidad con las leyes de la Republica Dominicana, con su domicilio social y principal establecimiento sito en la Avenida San Martin No. 253, Edificio Santanita I, Suite 403 de esta ciudad de Santo Domingo; debidamente representada por Alberto Bonetti, dominicano, mayor de edad, casado, empresario, portador de la cedula No. 001-0102205-1, domiciliado y residente en la casa No. 33 de la calle Porfirio Herrera del Ensanche Plantini de esta ciudad, y Eric Torres de nacionalidad norteamerica, mayor de edad, portador del Pasaporte de los
Estados Unidos de Norteamerica No. 093904746, domiciliado en la avenida
Charles Summer No. 54 de esta ciudad de Santo Domingo; quienes actuan en virtud de la resolucion del Consejo de Administracion de fecha 14 del mes de febrero del ano 2000; quienes actuan en virtud de la resolucion del Consejo de Administracion de fecha 14 del mes de febrero del ano 2000; E INMOBILIARIA PRICESMART, S. A., sociedad existente acorde con las leyes de la Republica Dominicana con su domicilio social y principal establecimiento ubicado en la Avenida San Martin No. 253, Edificio Santanita I,

Suite No. 403 de esta ciudad de Santo Domingo; debidamente representada a los fines del presente acto por Alberto Bonetti, dominicano, mayor de edad, casado, empresario, portador de la cedula No. 001-0102205-1, domiciliado y residente en la casa No. 33 de la calle Porfirio Herrera del Ensanche Plantini de esta ciudad; y Eric Torres de nacionalidad norteamericana, mayor de edad, portador del Pasaporte de los Estados Unidos de Norteamerica No. 093904746, domiciliado en la avenida Charles Summer No. 54 de esta ciudad de Santo Domingo; quienes actuan en virtud de la resolucion del Consejo de Administracion de fecha 14 del mes de febrero del ano 2000; entidades de comercio que se denominaran "LOS DEUDORES", o por sus propios nombres indistintamente.

PSMT CARIBE, INC., entidad de comercio organizada acorde con las leyes Islas Virgenes Britanicas, con su domicilio social ubicado en las oficinas de Ernst & Young Trust Corporation (BVI) Limited, P.O. Box 3340, Road Town, Tortola Islas Virgenes BritanicasIslas Virgenes Britanicas; y accidentalmente en la edificacion ubicada en el No. 10 de la Avenida John F. Kennedy de esta ciudad de Santo Domingo; debidamente representada a los fines del presente acto por Jesus Ernesto Grijalva Garcia, de nacionalidad estadounidense, mayor de edad, casado, portador del pasaporte No. 037002689, domiciliado y residente en el No. 4649 Morena Blvd., San Diego, California, y accidentalmente en esta ciudad de Santo Domingo; quien actua en virtud del Poder del Presidente de la PSMT CARIBE, INC. de fecha 15 del mes de febrero del ano 2000, legalizada la firma por la Notario Publico Evelisse Hernandez, y debidamente legalizado por el Consulado Dominicano en la ciudad de San Francisco California; PRICESMART, INC, entidad de comercio organizada acorde con las leyes de Estado de Delaware, con su domicilio social ubicado en el No. 4649 Morena Blvd, San Diego, California; y quien ha hecho eleccion de domicilio para fines del presente contrato en el Edificio marcado No. 10 de la Avenida John F. Kennedy de esta ciudad de Santo Domingo; debidamente representada a los fines del presente acto por Gilbert Anthony Partida, de nacionalidad norteamericana, casado, empresario, portador del Pasaporte No. 155092042, domiciliado y residente accidentalmente en esta ciudad de Santo Domingo, quien actua la seccion No. 5 de los Estatutos Sociales; PSC, S. A., entidad de comercio organizada y existente acorde con las leyes de Panama, con su domicilio social y principal establecimiento ubicado en la ciudad de Panama y accidentalmente en la edificacion ubicada en la Avenida John F. Kennedy de esta ciudad de Santo Domingo, debidamente representada a los fines del presente acto por Alberto Bonetti Brea, dominicano, mayor de edad, casado, empresario, portador de la cedula No. 001-0102205-1, domiciliado y residente en la casa No. 33 de la calle Porfirio Herrera del Ensanche Piantini de esta ciudad; quien actua en virtud de resolucion de la Junta de Directores de fecha 9 del mes de diciembre del ano 1999; entidades que de manera conjunta se denominaran LAS FIADORAS SOLIDARIAS E INDIVISIBLES

POR CUANTO: "LOS DEUDORES" han solicitado a "EL BANCO" la concesion de un prestamo por la suma de CUATRO MILLONES CIENTO CINCUENTA Y TRES MIL DOLARES NORTEAMERICANOS CON 00/100 (US$4,153,000.00), con el objeto de financiar construccion ya terminada de un almacen de PriceSmart Dominicana, S. A., localizado en la ciudad de Santiago, Republica Dominicana.

POR CUANTO: "EL BANCO" esta en condiciones de otorgar dicho prestamo bajo las condiciones y especificaciones que se expondran mas adelante.

POR TANTO, y en el entendido de que los anteriores por cuantos forman parte integral del presente contrato, las partes,

                HAN CONVENIDO Y PACTADO LO SIGUIENTE:

ARTICULO PRIMERO: MONTO. Por medio del presente contrato "EL BANCO" otorga a "LOS DEUDORES", quien acepta, un prestamo con recursos propios por la suma de CUATRO MILLONES CIENTO CINCUENTA Y TRES MIL DOLARES NORTEAMERICANOS CON 00/100 (US$4,153,000.00).

ARTICULO SEGUNDO: PROPOSITO DEL PRESTAMO. Queda expresamente convenido entre las partes que "LOS DEUDORES" se compromete a utilizar los fondos provenientes del prestamo a otorgarse en virtud del presente contrato, en la forma prevista en el primer POR CUANTO del presente acto, es decir, para financiar construccion ya terminada de un almacen de PriceSmart Dominicana, S. A., localizado en la ciudad de Santiago, Republica Dominicana.

ARTICULO TERCERO: DESEMBOLSOS. Queda convenido entre las partes, que el (los) desembolso (s) del prestamo se realizara(n), siempre que haya disponibilidad, mediante creditos a favor de "LOS DEUDORES" en su cuenta de cheques abierta en Banco Nacional de Credito, S.A., mediante cheque (s) emitido (s) a favor de LOS DEUDORES, constatando su compromiso "LOS DEUDORES" mediante la suscripcion del o de los pagares que las partes acuerden suscribir.

PARRAFO: Las partes convienen de mutuo acuerdo que si EL BANCO no desembolsare a LOS DEUDORES el prestamo otorgado en virtud del presente contrato en un plazo de treinta (30) dias, contados a partir de la fecha del deposito efectuado por la Asociacion la Previsora, S. A. Por ante el registro de titulos del Departamento de Santiago del acto de compraventa intervenido entre la INMOBILIARIA BHD, S. A. E INMOBILIARIA PRICESMART, S. A., el presente contrato quedara resuelto de pleno derecho, sin responsabilidad para las partes contratantes.

ARTICULO CUARTO: PLAZO, VENCIMIENTO Y RECOBRO. El prestamo por la suma de CUATRO MILLONES CIENTO CINCUENTA TRES MIL DOLARES NORTEAMERICANOS CON 00/100 (US$4,153,000.00), otorgado en este contrato por "EL BANCO" a "LOS DEUDORES", permanecera en vigor por un periodo cinco (5) anos, contados a partir de la fecha del desembolso del prestamo. "LOS DEUDORES" pagaran a "EL BANCO" el prestamo otorgado mediante veinte (20) cuotas iguales y trimestrales de capital ascendente a la suma de DOSCIENTOS SIETE MIL SEISCIENTOS CINCUENTA DOLARES NORTEAMERICANOS CON 00/100 (US$207,650.00), cada una, o su equivalente en pesos dominicanos calculados a la tasa de cambio que estipule El Banco Central de la Republica Dominicana, para la venta al publico de los dolares norteamericanos el dia en que deba efectuarse el pago correspondiente a la senalada cuota de capital, incluyendo la comision cambiaria fijada por el Banco Central de la Republica Dominicana el dia en que deba efectuarse el pago. La primera cuota sera pagadera a los noventa (90) dias de haberse efectuado el desembolso del prestamo. Los intereses que sean generados por el prestamo deberan ser pagados mensualmente, el ultimo dia habil de cada mes, en dolares norteamericanos o su equivalente en pesos dominicanos calculados a la tasa de cambio que estipule El Banco Central de la Republica Dominicana, para la venta al publico de los dolares norteamericanos el dia en que deba efectuarse el pago correspondiente a la senalada cuota de capital, incluyendo la comision cambiaria fijada por el Banco Central de la Republica Dominicana el dia en que deba efectuarse el pago; y seran calculados sobre saldo insoluto en base a un ano de 360 dias. "LOS DEUDORES" autorizan a debitar de la cuento marcada con el No. 035-4-104507 las sumas correspondientes a las cuotas de capital y los intereses previstos en el presente articulo y cualquier otro gasto, no especificado en este contrato a cargo de "LOS DEUDORES", sin previa notificacion todos en dolares norteamericanos.

PARRAFO I: Queda expresamente acordado que los pagos realizados por LOS DEUDORES mediante la utilizacion de cheques solo seran considerados como efectivos y liberatorios el dia en que el banco girado acepte el cheque y efectue el pago correspondiente.

PARRAFO II: LOS DEUDORES autorizan a EL BANCO a revisar periodicamente el monto de la cuota mensual para realizar los ajustes de lugar conforme a las variaciones que registren en el mercado la tasa de interes, quedando expresamente convenido entre las partes que las disposiciones adoptadas por EL BANCO relativas a la tasa de interes se aplicaran Inmediatamente a partir de la fecha, al saldo insoluto adeudado por LOS DEUDORES segun este contrato y a la cuota establecida por este mismo articulo quedara modificada en la forma que resulte de la aplicacion de la nueva tasa de interes.

PARRAFO III: Queda convenido que LOS DEUDORES se comprometen y obligan a mantener en la cuenta indicada en el articulo anterior fondos sufficientes y disponibles para realizar los cargos correspondientes a las cuotas de capital e intereses, y demas gastos no especificados en este contrato como una obligacion para LOS DEUDORES.

PARRAFO IV: LOS DEUDORES autorizan formalmente a EL BANCO convertir a dolares norteamericanos la suma disponible en pesos dominicanos, en la cuenta antes senalada, utilizando para dicha operacion como mecanismo de conversion el metodo ya descrito en la parte capital del presente articulo, luego de lo cual EL BANCO procedera a aplicar esa suma convertida a dolares, a las obligaciones vencidas y adeudados por LOS DEUDORES en virtud de este contrato.

PARRAFO V: La falta de pago de cualquier cuota a que se obliga a pagar "LOS DEUDORES" segun el (los) pagare (s) que se emita (n) como consecuencia del
(los) desembolso (s) del prestamo, implica de pleno derecho la resolucion inmediata del presente contrato, a opcion de "EL BANCO" y sin formalidad previa judicial o extrajudicial, perdiendo "LOS DEUDORES" el beneficio del termino y siendo ejecutable la garantia del prestamo, consentida en este contrato.

ARTICULO QUINTO: TASA DE INTERES. "LOS DEUDORES" pagaran mensualmente a "EL BANCO" una tasa de interes LIBOR (London Inter-Bank Offer Rate) a seis (6) meses mas quinientos sesenta y cuatro punto cinco (565.5) puntos basicos, sobre el saldo insoluto y cuya tasa sera calculada en base a un ano de 360 dias y sera revisable semestralmente, conforme a las condiciones del mercado internacional. Cualquier cambio efectuado sobre la tasa sera informado, por escrito, mediante el uso de cualquier via que EL BANCO, a su unica opcion, considere de lugar. Las nuevas tasas se aplicaran solamente al balance de capital pendiente a la fecha del aviso de las mismas. Queda entendido entre las partes que la tasa LIBOR sera la establecida por la entidad Bloomberg Professional.

ARTICULO SEXTO: VENCIMIENTO LOS DIAS FERIADOS. Todo pago o cualquier acto que de conformidad con este contrato, debiere lievarse a cabo en sabado o en dia feriado o de acuerdo con la ley del lugar en que deba ser hecho, se entendera validamente efectuado en el primer dia habil que sobrevenga, sin que en tal caso proceda recargo alguno.

ARTICULO SEPTIMO: COMPENSACION. "LOS DEUDORES" autorizan y facultan a "EL BANCO" a su opcion, aplicar en cualquier momento, cualquier suma de dinero que este en el momento, o en el futuro, en manos de "EL BANCO", sea en deposito o cualquier titulo, acreditada o perteneciente a "LOS DEUDORES" para con la misma cubrir cualquier valor en capital, intereses y accesorios convencionales o de derecho, relativos al pago de toda deuda vencida que se origine con motivo del presente contrato.

ARTICULO OCTAVO: LUGAR DE PAGO. Todos los pagos previstos en este contrato deberan efectuarse sin demora, requerimiento o formalidad previa, en el domicilio social de "EL BANCO" cuya ubicacion ha sido ya descrita en la parte introductiva del presente acto.

ARTICULO NOVENO: IMPUTACION DE LOS PAGOS. Todo pago se efectuara en la fecha convenida y se imputara primeramente a los intereses vencidos y gastos, si los hubiere, y luego al saldo. "EL BANCO" se reserva el derecho y la facultad de aceptar el pago de las cuotas establecidas con posterioridad a los vencimientos convenidos, quedando expresamente convenido entre las partes que vencida la fecha estipulada, "LOS DEUDORES" pagaran por cada mes o fraccion de mes de retraso un cuatro (4%) por ciento adicional, calculados sobre la base del monto del capital de las sumas o cuotas atrasadas, constituyendo este pago una sancion o penalidad por el retraso incurrido.

ARTICULO DECIMO: GARANTIA HIPOTECARIA. Para seguridad y garantia de la suma adeudada en virtud de este contrato, "INMOBILIARIA PRICESMART, S. A.", consiente en favor de "EL BANCO" una hipoteca en PRIMER RANGO compartida con la Asociacion La Previsora, S. A., por un monto de CUATRO

MILLONES CIENTO CINCUENTA Y TRES MIL DOLARES NORTEAMERICANOS CON 00/100 (US$4,153,000.00), o su equivalente en pesos dominicanos calculados a la tasa de referencia de DIECHIOCHO PESOS DOMINICANOS CON 00/100 (RD$18.00) por cada DOLAR NORTEAMERICANO (US$1.00) sobre el inmueble descrito a continuacion:

UNA PORCION DE DIECISIETE MIL QUINIENTOS METROS CUADRADOS (17,500 MTS2) LOCALIZADOS DENTRO DEL AMBITO DE LA PARCELA NO. 7-C-8-I DEL DISTRITO CATASTRAL NO. 8 DEL MUNICIPIO DE SANTIAGO, SECCION J DE RINCON LARGO, PROVINCIA DE SANTIAGO CON LOS SIGUIENTES LINDEROS: AL NORTE, AVENIDA ESTRELLA SADHALA Y PARCELA NO. 7-C-8-I (RESTO): AL ESTE LA AVENIDA ESTRELLA SADHALA; AL SUR LA PARCELA NO. 7-C-8-I (RESTO) Y ARROYO GURABO; Y AL OESTE LA PARCELA NO. 7-C-8-I (RESTO). AMPARADA LA PROPIEDAD DE DICHA PORCION EN EL CERTIFICADO DE TITULO NO. ___________, EXPEDIDO POR EL REGISTRADOR DE TITULOS DEL DEPARTAMENTO DE SANTIAGO.

PARRAFO I: Queda expresamente consagrado que la hipoteca consentida sobre el inmueble anteriormente senalado tambien gravara todos las mejoras construidas, o por construirse, con todas sus anexidades y dependencias, inmuebles por destinacion, maquinarias o instalaciones, inciuyendo todos los aparatos, ascensores, e instalaciones de cualquier clase para suplir o distribuir energia electrica, agua, ya sea que esten en el momento instaladas
o que en el futuro se instalen.

PARRAFO II: Esta garantia es continua y cubrira todas las deudas y responsabilidades en que incurran "LOS DEUDORES" frente a "EL BANCO", a consecuencia del presente contrato, quedando entendido que "EL BANCO" podra rehusar creditos, conceder prorrogas, admitir y sustituir garantias, aceptar y rechazar cesiones, novaciones, y delegaciones, convenir arreglos y otorgar nuevos prestamos, a opcion de "EL BANCO", no pudiendo "LOS DEUDORES" otorgar esta garantia a favor de terceros, sin la previa autorizacion por escrito de "EL BANCO".

PARRAFO III: AUTORIZACION RETIRO CERTIFICADO DE TITULO: "LOS DEUDORES" por medio del presente acto, autorizan a "EL BANCO" y/o sus abogados a retirar del Registrador de Titulos correspondiente, el Certificado de Titulo, Duplicado del Dueno, a opcion de esta ultima parte.

PARRAFO IV: Las partes acuerdan que en adicion a la garantia descrita en el articulo precedente, y de manera accesoria, las entidades de comercio PSMT CARIBE, INC; PRICESMART, INC y PSC, S.A., cuyas generales figuran descritas en la primer pagina del presente acto, se convierte, en fiadoras solidarias e indivisibles de todas y cada una de las obligaciones contraidas por LOS DEUDORES, en la siguiente proporcion: (1) PSMT CARIBE, INC. por el cien por ciento (100%) del monto del prestamo, intereses y accesorios convencionales o de derecho; (2) PRICESMART, INC., hasta el sesenta por ciento (60%) del monto del prestamo, intereses y accesorios convencionales o de derecho (3) PSC, S.A. hasta el cuarenta por ciento (40%) del monto del prestamo, los intereses y accesorios convencionales o de derecho. Asimismo, se acuerda que dichos garantes no podran oponerie a EL BANCO el beneficio de excusion que se refiere el articulo No. 2021 y siguientes del Codigo Civil vigente.

PARRAFO V: GARANTIA ACCESORIA. Queda expresamente consagrado que en adicion a las garantias otorgadas en virtud del presente contrato, LOS DEUDORES se obligan a consentir una prenda sin desapoderamiento sobre maquinarias, equipos e instalaciones que forman parte del almacen, con un valor estimado de tasacion de TREINTA Y CUATRO MILLONES CIENTO NOVENTA Y NUEVE MIL
TRESCIENTOS PESOS CON 00/100 (RD$34,199,300.00), bienes que son propiedad absoluta y exclusiva de LOS DEUDORES, dicho contrato estara regido por los terminos y condiciones establecidos en el presente acto.

ARTICULO DECIMO PRIMERO: LITIGIOS Y EXPROPIACIONES. LOS DEUDORES por medio del presente documento declaran bajo la fe del juramento que sobre la garantia senalada anteriormente no existe pendiente e, a su mejor conocimiento, que no hay ninguna sentencia, accion, demanda (civil, comercial, penal, de tierras, etc...), litigio o procedimiento existente o potencial por ante ningun tribunal, autoridad gubernamental o regulatoria, agencia, comision, junta de arbitraje,
o cualquier otro organismo sin importar su denominacion.

PARRAFO: Asimismo, en caso de que la totalidad o parte de la garantia dada en hipoteca en virtud de este contrato sea apropriada por el Estado Dominicano, o por cualquier otro organismo competente, o vendidole de grado a grado, el precio que se pague por dicho inmueble sera entregado por el expropiante o adquiriente a EL BANCO para aplicario al pago de los valores que por concepto de este prestamo adeudaren LOS DEUDORES a EL BANCO. En consecuencia, y para el caso de producirse la expropiacion o adquisicion, LOS DEUDORES autorizan desde ahora, y mientras este vigente el presente contrato, para que entregue directamente los valores provenientes de esa operacion a EL BANCO a los fines de aplicario a la amortizacion y/o cancelacion del saldo adeudado por LOS DEUDORES. En caso de pago el excedente, si lo hubiere, sera reintegrado a LOS DEUDORES por parte de EL BANCO.

ARTICULO DECIMO SEGUNDO: PROHIBICION DE TRASPASO Y MODIFICACION DE GARANTIA. Queda expresamente convenido que "LOS DEUDORES" no podran, sin previa autorizacion por escrito de "EL BANCO", realizar sobre el inmueble dado en garantia, descrito en el articulo decimo de este contrato, las siguientes operaciones:

a)  Otorgar nueva hipoteca u otros gravamenes a favor de terceros.

b) Enajenario o cederio en cualquier forma o bajo cualquier causa o circumstancia, a ninguna persona fisica o moral.

c) Modificar su estructura, ni variario de modo que disminuya substancialmente su valor.

d)  Cancelar la poliza de seguro que es garantia accesoria de este contrato.

PARRAFO: Queda convenido que "EL BANCO" podra, en cualquier momento, aceptar el pago de cualquier suma adeudada con posterioridad al vencimiento, sin que ello implique renuncia a la facultad que le otorga este articulo.

ARTICULO DECIMO TERCERO: CONVENIOS AFIRMATIVOS. "LOS DEUDORES" se comprometen hasta el completo pago de la suma otorgada en virtud del prestamo a que se refiere este contrato:

a) Proseguir las operaciones de que trata el presente contrato con debida diligencia hasta su terminacion final, de acuerdo con las mas eficientes normas tecnicas y recomendaciones que proporcionen los tecnicos de "EL BANCO".

b) Mantener y llevar de manera regular y ordenada todos los registros y libros de conformidad con el Codigo de Comercio de la Republica Dominicana, y otros textos legales, que deben ser levados por comerciantes o empresarios, y que aconsejen las buenas normas de contabilidad, para mantener en forma correcta todos los ingresos y egresos de sus operaciones.

c) "LOS DEUDORES" Y LOS FIADORAS SOLIDARIAS E INDIVISIBLES se comprometen a suministrar estados financieros semestrales no auditados de los cuarenta y cinco (45) dias posteriores a los ciclos semestrales correspondientes al ano fiscal.

d) "LOS DEUDORES" Y LOS FIADORAS SOLIDARIAS E INDIVISIBLES se comprometen a suministrar estados financieros anuales, auditados por una firma de contadores publicos autorizados aceptables para "EL BANCO", dentro de los 120 dias posteriores al termino del ano fiscal. Dichos estados deberan incluir un balance de situacion, un estado de ganancias y perididas y un flujo de fuentes y uso de fondos, y los comentarios de los auditores.

e) Los servicios de auditoria que LOS DEUDORES contraten deberan ser obtenidos de una firma de auditores de "primera categoria Big Five" que sea aceptable por EL BANCO, a su unica opcion. Cualquier cambio a otra firma de contadores publicos autorizados debera ser aprobado previamente, y de manera escrita, por EL BANCO. Los gastos que se incurran por este servicio seran cubiertos por LOS DEUDORES.

f) Suministrar a "EL BANCO", cuando este lo requiera, cualquier infomacion relativa a los asuntos de que trata el presente contrato y a los negocios de "LOS DEUDORES" Y "FIADORAS SOLIDARIAS E INDIVISIBLES" que "EL BANCO" desee obtener, autorizando a sus mandatarios, empleados u oficiales a discutir los asuntos, finanzas, con los funcionarios que designe "EL BANCO" todo con la frecuencia que este ultimo requiera.

g) "LOS DEUDORES" Y LAS FIADORAS SOLIDARIAS E INDISIVISIBLES, se comprometen durante la vigencia de la facilidad crediticia otorgada, a entregar a "EL BANCO" coplas certificadas de las Asambleas Ordinarias y Extraordinarias de Accionistas, asi como copias certificadas de las actas del Consejo de Directores o de Administracion.

h) Mantener proteccion adecuada sobre todos sus activos mediante la contratacion de polizas de seguros que cubran adecuadamente su cobertura de riesgo. Asimismo, mantener al dia dichas polizas de seguros y pagar las primas con anticipacion, si fuere necesario.

i) Notificar a "EL BANCO" cualquier hecho que pueda ocasionar una disminucion material en los activos o un aumento material en los pasivos, conforme al grado de significacion estimado por auditores reconocidos por el Instituto de Contadores Publicos Autorizados de la Republica Dominicana.

j) "LOS DEUDORES" autorizan a "EL BANCO" hacer tasaciones (cuando este lo estime necesario o le sea requerido por cualquier organismo gubernamental) por peritos aceptables para "EL BANCO", de los bienes dados en garantia en virtud del presente contrato, asi como cualquier otro que le sea accesorio; los gastos que ocasiones dichas tasaciones seran cargados directamente a la cuenta de "LOS DEUDORES".

k) LOS DEUDORES deberan mantener de manera consolidada un indice minimo de razon corriente del 1.25 durante la vigencia de esta facilidad, a partir del segundo ano de operaciones.

l) El indice de cobertura de las deuda no debera disminuir de 1.0 para el ano 2001, y de 1.25 en los anos siguientes, durante la vigencia del prestamo. Este indice se define como: ingresos operacionales netos mas depreciacion y amortizacion entre capital e intereses adeudados.

m) La cobertura de los intereses no debera disminuir de 1.5 para el ano 2001, de 2.0 para el ano 2002 y 2.5 para los anos subsiguientes.

n) Queda expresamente convenico que si por cualquier motivo la
Superintendencia de Bancos reduce la clasificacion de riesgo del presente prestamo por debajo de B, LOS DEUDORES se comprometen y obligan a pagar a EL BANCO el costo del monto de la provision que EL BANCO se vea obligado a provisionar.

PARRAFO: LOS DEUDORES reconocen y aceptan:

1- Que mediante la 2da. Resolucion de la Junta Monetaria, dictada en fecha 29 de junio de 1993, asi como sus modificaciones, se establecieron normas bancarias y prudenciales con relacion a las facilidades crediticias otorgadas por las instituciones bancarias para regular el comportamiento y la capacidad de pago de los deudores, el nivel de las garantias y la calidad de dichas facilidades;

2- Que de acuerdo a lo dispuesto por la senalada resolucion, EL BANCO tiene la obligacion de constituir provisiones de acuerdo al grado del deterioro que sufran los creditos concedidos;

3- Que el incumplimiento de las obligaciones puestas a su cargo en virtud del presente contrato de prestamo puede dar lugar a un grave perjuicio para EL BANCO, el cual debe ser comopensado;

4- Que en virtud de lo senalado en el ordinal 3, de este mismo parrafo, LOS DEUDORES se comprometen y obligan a pagar a EL BANCO el costo del monto de la provision que esta ultima parte se vea obligada a hacer en relacion al prestamo de que se trata, calculado en base a las tasas de interes, en el entendido de que esta compensacion es adicional a los demas costos financieros previstos para este prestamo.

ARTICULO DECIMO CUARTO: CONVENIOS FINANCIEROS APLICABLES A LAS FIADORAS SOLIDARIAS E INDIVISIBLES.-

a) PRICESMART, INC,, se compromete durante la vigencia del prestamo a mantener un patrimonio neto minimo de CINCUENTA Y CINCO MILLONES DE DOLARES NORTEAMERICANOS CON 00/100 (US$55,000,000.00).

b) PRICESMART, INC., se compromete durante la vigencia del prestamo a no disminuir su participacion accionaria en PSMT CARIBE, INC.

c) PSC, S.A. debera mantener durante la vigenda del prestamo un patrimonio neto no menor de DIEZ MILLONES DE DOLARES NORTEAMERICANOS CON 00/100 (US$10,000,000.00)

d) PSC, S.A. debera, durante la vigencia del prestamo, mantener su participacion accionaria en PSMT CARIBE, INC., excepto en el caso de que la venta de acciones sea a la compania PRICESMART INC.

e) PSMT CARIBE, INC., debera mantener, durante la vigencia del prestamo, un patrimonio neto no menor de VEINTICINCO MILLONES DE DOLARES NORTEAMERICANOS CON 00/100 (US$25,000,000.00).

ARTICULO DECIMO QUINTO.- PROHIBICIONES A "LOS DEUDORES": Queda convenido que mientras "LOS DEUDORES" tengan pendientes con "EL BANCO" alguna de las obligaciones principales y accesorias origininadas este contrato, "LOS DEUDORES" no podran sin permiso expreso y por escrito de "EL BANCO":

1) Transferir o ceder parcial o totalmente los derechos y obligaciones contenidas en el presente contrato.

2) Incurrir, asumir, garantizar o permitir que exista cualquier otra obligacion definitiva o contingente que no tenga su origen en las operaciones normales del comercio.

3) Proceder a su liquidacion, reorganizacion o fusion con cualquier otra persona fisica o moral.

4) Si "LOS DEUDORES" se encontrare atrasado en el pago de sus obligaciones con el "EL BANCO", no podra hacer pago de dividendos en efectivo o en naturaleza, anticipos, adelantos, prestamos a sus accionistas o directivos, asi como cualquier operacion similar.

5) Contraer mas obligaciones financieras que pudieran comprometer o debilitar sus posibilidades de pago.

ARTICULO DECIMO SEXTO: RESOLUCION DEL CONTRATO Y EJECUCION DE LA GARANTIA: El presente contrato quedara resuelto de pleno derecho, a opcion de "EL BANCO" y sin ningun tipo de formalidad previa judicial o extrajudicial, perdiendo "LOS DEUDORES" el beneficio del termino y siendo en consecuencia ejecutable las garantias otorgadas en los sigulentes casos:

a) Por falta de cumplimiento de una cualquiera de las obligaciones contraidas en el presente contrato, luego de notificado este hecho por escrito y LOS DEDUDORES no obtemperar a dicho requerimiento en un plazo no mayor de cinco
(5) dias contados a partir de la fecha de la notificacion.

b) Si "EL BANCO" tuviere conocimiento de que un efecto de comercio o documento librado por "LOS DEUDORES" haya sido protestado por el tenedor del mismo, o se inicien contra este cualquier procedimiento de cobro de pesos ante cualquier tribunal.

c) Si "LOS DEUDORES" se hallaren en cesacion de pago o sujeto a una tentativa de arreglo ante la Camara de Comercio.

d) Modificacion en la propiedad, gerencia y control de PRICESMART DOMINICANA,
S. A., excepto cualquier
incremento directo o indirecto de propiedad por PRICESMART, INC, sin permiso expreso y por escrito de EL BANCO.

e) Terminacion, por PRICESMART, INC., de la licencia, transferencia de tecnologia y acuerdos de suministro. En el caso de que PRICESMART, INC., elija terminar la licencia otorgada a PRICESMART DOMINICANA, S.A. durante la vigencia del prestamo, debera notificare por escrito a EL BANCO de su intencion con seis (6) meses de antelacion.

PARRAFO: Queda convenido que "EL BANCO" podra, en cualquier momento, aceptar el pago de cualquier suma adeudada con posterioridad al vencimiento, sin que ello implique renuncia a la facultad que le otorga este articulo.

ARTICULO DECIMO SEPTIMO: SUPERVISIONES: Los funcionarios y tecnicos de "EL BANCO" podran realizar supervisiones razonables, cuantas veces lo crean necesarios, para vigilar la garantia que ampara el emprestito durante todo el tiempo que dure la vigencia del credito, conviniendo "LOS DEUDORES" en facilitar las labores de inspeccion y revision, suministrando los datos, informaciones, documentos, registros y todo cuando le sea requerido por los mencionados funcionarios y tecnicos, para los fines que senala este acapite.

ARTICULO DECIMO OCTAVO: ENDOSO DE POLIZA: Queda expresamente convenido que "LOS DEUDORES" se comprometen y obligan a suscribir y mantener durante la vigencia del prestamo, una poliza de incendio y lineas aliadas que asegure los bienes otorgados como garantia en este contrato, por un monto no menor del valor de la suma otorgada en prestamo, mientras "LOS DEUDORES" deban alguna suma generada por este prestamo "EL BANCO". En caso de destruccion parcial o total de los bienes dados, en garantia, el privilegio de "EL BANCO" se trasladara de pleno derecho a la indemnizacion. "LOS DEUDORES" autorizan a "EL BANCO" a renovar por cuenta del primero, sin que con ello implique obligacion, la poliza de seguro antes mencionada, para el caso de que "LOS DEUDORES" no lo hagan por si mismos, cobrandole a "LOS DEUDORES" los intereses a la tasa prevaieciente al momento en el mercado, entre la fecha de renovacion de la poliza y la fecha en que "LOS DEUDORES" reembolsen a "EL BANCO" los gastos ocasionados para el mantenimiento de esta poliza. Las sumas que "EL BANCO" avance por tal concepto, estaran garantizada por las garantias descritas en el presente contrato.

PARRAFO: "LOS DEUDORES" se comprometen a endosar en favor de "EL BANCO", la poliza de seguro sobre el inmueble dado en garantia, por el periodo de vigencia del prestamo concedido en virtud del presente contrato, por un valor de SETENTA Y CUATRO MILLONES SETECIENTOS CINCUENTA Y CUATRO MIL PESOS CON 00/100 (RD$ 74,754,000,000).

ARTICULO DECIMO NOVENO: TRASPASO DEL CONTRATO: "EL BANCO" se reserva el derecho de traspasar con o sin recurso como garante parcial o totalmente del prestamo aqui acordado, para fines de financiamiento propio, en cuyo caso los acuerdos tomados son traspasables por parte de "LOS DEUDORES" al nuevo acreedor.

ARTICULO VIGESIMO. GASTOS LEGALES: Queda convenido entre las partes que LOS DEUDORES pagaran hasta un monto de OCHO MIL DOLARES NORTEAMERICANOS CON 00/100 (US$8,000.00), por concepto de gastos legales por redaccion, formalizacion y ejecucion de este contrato. Exceptuando, los gastos y honorarios que puedan originarse con motivo de las diligencias, demandas y damas actos judiciales y/o extrajudiciales que sea necesario ejecutar, eventualmente, para exigir y obtener el cumplimiento de las obligaciones principales y accesorias resultantes del presente contrato. Asimismo, "LOS DEUDORES" pagaran o reembolsaran a "EL BANCO" todos los gastos razonables, de cualquier naturaleza, necesarios para la administracion, supervision preservacion o proteccion de las garantias reales y/o personales convenidas para la seguridad del prestamo otorgado.

ARTICULO VIGESIMO PRIMERO: AUTORIZACION DE INFORMACION CREDITICIA: "LOS DEUDORES" autorizan expresa y formalmente a "EL BANCO" a suministrar a centros de informacion crediticia la informacion patrimonial y extrapatrimonial necesaria a los fines de evaluacion de credito por parte de otras instituciones suscriptores de dichos centros de informacion, reconociendo y garantizando que la revelacion de dichas informacion por parte de "EL BANCO" y/o por los centros de informacion crediticia y/o por sus respectivos empleados, funcionarios y accionistas no conllevara violacion de secreto profesional a los efectos del Articulo 377 del Codigo Penal ni generara responsibilidad bajo los Articulos 1382 siguientes del Codigo Civil, ni bajo ningun otro texto legal, al tiempo de renunciar expresa y formalmente al ejercicio de cualesquiera acciones o demandas a los fines de la reclamacion de danos y perjuicios por dicha causa o motivo, o por el suministro de informacion inexacta y prometiendo la sumision de sus representantes, accionistas y demas causahablentes a lo pactado en este articulo en virtud de las disposiciones del Articulo 1120 del Codigo Civil.

ARTICULO VIGESIMO SEGUNDO: NUEVO MILENIO. LOS DEUDORES declara que renuncia de manera formal, expresa e irrevocablemente, al ejercicio de toda accion, pretension, derecho, reclamacion, interes e instancia, que pudieran provenir de cualquier incumplimiento o violacion por EL BANCO, del presente contrato, como consecuencia del cambio de milenio y derivado directa o indirectamente de las normativas de certificacion para el cambio de milenio del sistema financiero nacional. Asimismo, LOS DEUDORES declaran que todos sus sistemas operacionales y financieros estan adaptados a los cambios requeridos para las operaciones comerciales y contables a partir del ano 2000. La inobservancia de este requerimiento sera causa de caducidad del presente contrato bajo los terminos fijados en el mismo.

ARTICULO VIGESIMO TERCERO: INVALIDEZ Si cualquier estipulacion del presente contrato fuere declarada nula, invalida o imposible de hacerse cumplir, tal nulidad, invalidez o imposibilidad de cumplimiento se aplicara solo a tal estipulacion y no afectara ni invalidara ni impedira el cumplimiento de cualquier otra estipulacion del presente convenio. Si cualquier tribunal o jurisdiccion competente (judicial o arbitral) considerare que cualquier estipulacion, de las establecidas en este contrato fuera invalida o imposible de hacerse cumplir, el presente convenio se considerara modificado o limitado en las medida y forma que sea necesario de manera que tal estipulacion en caso de ser declarada nula se considerara no escrita, manteniendo las dermas clausulas todo su rigor y validez juridica. Declaran las partes que el presente articulo constituye una clausula fundamental del presente contrato.

ARTICULO VIGESIMO CUARTO: JURISDICCION. - (a) en lo relativo a la ejecucion de las garantias reales (hipotecarias y prendarias) las partes convienen atribuir competencia a los tribunales de la Republica Dominicana; y (b) todo litigo, controversia o reclamacion relativo a la eventual ejecucion de la garantia de fianza solidaria prevista en este Contrato sera sometido al Arbitraje, bajo las reglas de Arbitraje Comercial de las Asociacion
Americana de Arbitraje (AAA), y por ante los Arbitros que designare la ASOCIACION AMERICANA DE ARBITRAJE (AAA) con su asiento en San Juan, Puerto Rico (y a falta de sede u oficina de dicha Asociacion en la isla de Puerto
Rico), por la sede u oficina regional de la prealudida Asociacion en la ciudad de Miami, Florida, Estados Unidos de America; conviniendose que, en todo caso, las audiencias relativas a tales procedimientos arbitrales seran celebradas, a opcion de los arbitros, en idioma espanol y/o ingles, en la ciudad de San Juan, Puerto Rico; y/o en la ciudad de Santo Domingo de Guzman, Distrito Nacional, Republica Dominicana, asumiendo cada parte los respectivos costos que generen dichos procedimientos. Las partes convienen en someter todas las controversias anteriormente senaladas ante tres (3) Arbitros seleccionados de los paneles de arbitros de las AAA, salvo que por escrito convengan para casos particulares en escoger un solo arbitro, quien (es) debera(n) aplicar, en la solucion de esos conflictos, las siguientes reglas:
1). - Los convenios expresos plasmados en el presente contrato; y 2). - Las leyes de la Republica Dominicana. Previamente al lanzamiento de toda demanda arbitral en virtud de esta clausula, la parte interesada debera agotar un preliminar conciliatorio de NEGOCIACION DIRECTA con las partes a ser demandadas. A tales fines, la parte interesada convocara a las demas partes y/o a sus representantes legales, a una reunion de negociacion directa, con por lo menos dos (2) dias de anticipacion. La reunion podra realizarse ON LINE, mediante tecnicas de teleconferencias o CHAT ROOM. En principio, la NEGOCIACION DIRECTA, no se prolongara por mas de cinco (5) habiles dias, contados a partir de la primera convocatoria a reunion. Sin embargo, las partes de mutuo acuerdo, podran prorrogar dicho plazo, y aun decidir que dicha negociacion se realice con la asistencia de uno o mas mediadores, segun las reglas de mediacion que tengan a bien elegir en su oportunidad. La negociacion directa y/o la eventual mediacion llegaran a su fin ya sea mediante un acuerdo transaccional, o ya sea por simple vencimiento del plazo de cinco dias habiles antes mencionado en el caso de que las partes no acordaren prorrogar dicho plazo, y en caso de prorrogacion, tan pronto una de las partes manifieste por escrito su deseo de concluir la fase conciliatoria con o sin la asistencia de mediador (es). En todo caso, sea que intervenga acuerdo transaccional o no, las partes levantaran acta en un sentido o en el otro. Sin una de ellas no desea firmar, de todas formas la parte interesada procedera a levantar el acta de noacuerdo y consignara esa circunstancia en dicha acta. Finalmente, para el caso de que se utilice la via arbitral arriba descrita, las partes convienen que el laudo arbitral que interviniere sera firme, concluyente, definitivo y ejecutorio entre las partes. Las partes acuerdan que este tribunal arbitral quedara facultado para decidir sobre las compensaciones y/o reclamaciones de danos y perjuicios, asi como sobre las costas procesales.

ARTICULO VIGESIMO QUINTO: ELECCION DE DOMICILIO
Para la ejecucion del presente contrato y demas fines pertinentes, las partes hacen eleccion de domicilio en:

( a ) EL BANCO en sus oficinas principales en la edificacion ubicada en la interseccion de las avenidas Tiradentes y John F. Kennedy de la ciudad de Santo Domingo;

( b ) LOS DEUDORES : ( 1 ) PRICESMART DOMINICANA, S.A. en la Avenida San Martin No. 253, Edificio Santanita I, Suite 403 de esta ciudad de Santo Domingo; ( 2 ) INMOBILIARIA PRICESMART, S. A. en la Avenida San Martin No. 253, Edificio Santanita I, Suite 403 de esta ciudad de Santo Domingo.

( c ) LAS FIADORAS SOLIDARIAS E INDIVISIBLES: ( 1 ) PRICESMART, INC., en la edificacion marcada con el No. 10 de la Avenida John F. Kennedy de esta ciudad de esta ciudad de Santo

Domingo ( 2 ) PMST CARIBE, INC., en la edificacion marcada con el No. 10 de la Avenida John F. Kennedy de esta ciudad de Santo Domingo ( 3 ) PSC, S. A. la edificacion marcada con el No. 10 de la Avenida John F. Kennedy de esta ciudad de Santo Domingo

HECHO Y FIRMADO en nueve (9) originales, de un mismo tenor y efecto, en la ciudad de Santo Domingo, Distrito Nacional, Capital de la Republica Dominicana, a los veintidos (22) dias del mes de febrero del ano dos mil
(2000).


                                   POR "EL BANCO"


                                /s/ Wilfrido Flores
                       --------------------------------------
                                  WILFRIDO FLORES
                                                       [SEAL]

                             /s/ Rosangela Pellerano
                       --------------------------------------
                                ROSANGELA PELLERANO



                                 POR "LOS DEUDORES"


                            PRICESMART DOMINICANA, S. A.

                                                       [SEAL]
                                 /s/ Eric Torres
                       --------------------------------------
                                    ERIC TORRES

                               /s/ Alberto Bonetti
                       --------------------------------------
                                  ALBERTO BONETTI



                           INMOBILIARIA PRICESMART, S. A.


                               /s/ Eric Torres
                       --------------------------------------
                                    ERIC TORRES INMOBILIARIA PRICESMART, S. A.
                                                       [ILLEGIBLE]


                                /s/ Alberto Bonetti
                       --------------------------------------
                                  ALBERTO BONETTI




                     POR LAS FIADORAS SOLIDARIAS E INDIVISIBLES:

                                  "PSMT CARIBE, INC"


                         /s/ Jesus Ernesto Grijalva Garcia
                       --------------------------------------
                           JESUS ERNESTO GRIJALVA GARCIA



                                  PRICESMART, INC



                           /s/ Gilbert Anthony Partida
                       --------------------------------------
                             GILBERT ANTHONY PARTIDA

                                    PSC, S. A.

                                                         [SEAL]

                                /s/ Alberto Bonetti
                       --------------------------------------
                                  ALBERTO BONETTI


Yo, ___________________________________ Abogado Notario Publico de los del
Numero del Distrito Nacional, CERTIFICO Y DOY FE que por ante mi han comparecido los senores WILFRIDO FLORES, ROSANGELA PELLERANO, ERIC TORRES, ALBERTO BONETTI, GILBERT A. PARTIDA Y JESUS ERNESTO GRIJALVA GARCIA de generales que constan precedentemente y me han declarado bajo la fe del juramento que esas son las firmas que acostumbran a usar en todos los actos de sus vidas publica y privada, por lo que se le debe dar entera
credibilidad.   En la ciudad de Santo Domingo, Distrito Nacional, Capital de la Republica Dominicana, a los veintidos (22) dias del mes de febrero del ano dos mil (2000).




                                   NOTARIO PUBLICO





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